                                NEW ENGLAND LIFE
                               INSURANCE COMPANY
                         ZENITH SURVIVORSHIP LIFE 2002
                         ZENITH SURVIVORSHIP LIFE PLUS
                            ZENITH SURVIVORSHIP LIFE
                         ENTERPRISE EXECUTIVE ADVANTAGE
                        ZENITH EXECUTIVE ADVANTAGE 2000
                        ZENITH EXECUTIVE ADVANTAGE PLUS


                        Supplement Dated May 1, 2015 to

Prospectuses Dated April 30, 1999, May 1, 2000, May 1, 2001, April 28, 2008 and
                                 April 30, 2012


     This supplement updates, and to the extent inconsistent therewith, replaces certain information contained in the prospectuses for the above-referenced flexible premium variable life insurance Policies, as periodically and annually supplemented. You should read and retain this supplement. We will send you an additional copy of the last full prospectus for your Policy as supplemented, without charge, on request. The Policies are no longer available for sale.


     New England Life Insurance Company ("NELICO") is a wholly-owned subsidiary of Metropolitan Life Insurance Company ("MetLife"). MetLife is a wholly-owned subsidiary of MetLife, Inc., a publicly-traded company. NELICO's Home Office is One Financial Center, Boston, Massachusetts 02111.


     NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED OF THESE POLICIES OR DETERMINED IF THIS SUPPLEMENT IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     THE SECURITIES AND EXCHANGE COMMISSION MAINTAINS A WEB SITE THAT CONTAINS MATERIAL INCORPORATED BY REFERENCE, AND OTHER INFORMATION REGARDING REGISTRANTS THAT FILE ELECTRONICALLY WITH THE SECURITIES AND EXCHANGE COMMISSION. THE ADDRESS OF THE SITE IS HTTP://WWW.SEC.GOV.


     THE ELIGIBLE FUND PROSPECTUSES MAY BE OBTAINED BY CALLING 1-800-388-4000.


     WE DO NOT GUARANTEE HOW ANY OF THE SUB-ACCOUNTS OR ELIGIBLE FUNDS WILL PERFORM. THE POLICIES AND THE ELIGIBLE FUNDS ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY FINANCIAL INSTITUTION AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD OR ANY OTHER GOVERNMENT AGENCY.


     THE FINANCIAL INDUSTRY REGULATORY AUTHORITY ("FINRA") PROVIDES BACKGROUND INFORMATION ABOUT BROKER-DEALERS AND THEIR REGISTERED REPRESENTATIVES THROUGH FINRA BROKERCHECK. YOU MAY CONTACT THE FINRA BROKERCHECK HOTLINE AT 1-800-289-9999, OR LOG ON TO WWW.FINRA.ORG. AN INVESTOR BROCHURE THAT INCLUDES INFORMATION DESCRIBING FINRA BROKERCHECK IS AVAILABLE THROUGH THE HOTLINE OR ON-LINE.

                                   FEE TABLES


ANNUAL ELIGIBLE FUND OPERATING EXPENSES

     The table below titled "Minimum and Maximum Total Annual Eligible Fund Operating Expenses" describes the Eligible Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. This table shows the minimum and maximum total operating expenses charged by the Eligible Funds for the fiscal year ended December 31, 2014, before any fee waivers and expense reimbursements. Expenses of the Eligible Funds may be higher or lower in the future.

     More detail concerning each Eligible Fund's fees and expenses is contained in the prospectus for each Eligible Fund and in the table below titled "Eligible Fund Fees and Expenses". This table describes the annual operating expenses for each Eligible Fund for the year ended December 31, 2014 before and after any applicable fee waivers and expense reimbursements. Certain Eligible Funds may impose a redemption fee in the future.

     The amount of a charge may not necessarily correspond to the costs of the services or benefits that are implied by the name of the charge or that are associated with the particular Policy. For example, the sales charge and Deferred Sales Charge may not fully cover all of our sales and distribution expenses, and we may use proceeds from other charges, including the mortality and expense risk charge and the cost of insurance charge, to help cover those expenses. We can profit from certain Policy charges, including the cost of insurance charge.

     MORTALITY AND EXPENSE RISK CHARGE. We deduct a charge for the mortality and expense risks that we assume. We are currently waiving 0.08% of the Mortality and Expense Risk Charge for the Sub-Account investing in the WMC Large Cap Research Portfolio, an amount equal to the Eligible Fund expenses that are in excess of 0.88% for the Sub-Account investing in the MFS Research International Portfolio and 0.62% for the Sub-Account investing in the Oppenheimer Global Equity Portfolio.

     CHARGES DEDUCTED FROM THE ELIGIBLE FUNDS. The following charges are deducted from the Eligible Fund assets:

     --Daily charges against the Eligible Fund portfolios for investment advisory services and fund operating expenses.


MINIMUM AND MAXIMUM TOTAL ANNUAL ELIGIBLE FUND OPERATING EXPENSES


                                                                                              MINIMUM     MAXIMUM
                                                                                             ---------   --------
   Total Annual Fund Operating Expenses
   (expenses that are deducted from Eligible Fund assets, including management fees, distribution
    and/or service (12b-1) fees, and other expenses)......................................    0.27%       1.03%

ELIGIBLE FUND FEES AND EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                     FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund....................    0.37%     0.25%            0.02%
American Funds Global Small
 Capitalization Fund........................    0.70%     0.25%            0.04%
American Funds Growth Fund..................    0.33%     0.25%            0.02%
American Funds Growth-Income Fund...........    0.27%     0.25%            0.02%
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio.....................    0.45%     --               0.09%
MET INVESTORS SERIES TRUST -- CLASS A
Clarion Global Real Estate Portfolio........    0.59%     --             0.05%



                                               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                              FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                 AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                  EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------- ----------- ----------- --------------- ----------
AMERICAN FUNDS INSURANCE SERIES(R) --
 CLASS 2
American Funds Bond Fund....................   --          0.64%           --          0.64%
American Funds Global Small
 Capitalization Fund........................   --          0.99%           --          0.99%
American Funds Growth Fund..................   --          0.60%           --          0.60%
American Funds Growth-Income Fund...........   --          0.54%           --          0.54%
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio..................... 0.06%         0.60%           --          0.60%
MET INVESTORS SERIES TRUST -- CLASS A
Clarion Global Real Estate Portfolio........   --          0.64%           --          0.64%

                                                                 DISTRIBUTION
                                                                    AND/OR
                                                    MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                           FEE      (12B-1) FEES   EXPENSES
-------------------------------------------------- ------------ -------------- ----------
ClearBridge Aggressive Growth Portfolio...........    0.55%          --        0.02%
Harris Oakmark International Portfolio............    0.77%          --        0.06%
Invesco Mid Cap Value Portfolio...................    0.64%          --        0.05%
Invesco Small Cap Growth Portfolio................    0.84%          --        0.03%
Lord Abbett Bond Debenture Portfolio..............    0.51%          --        0.04%
MetLife Asset Allocation 100 Portfolio............    0.07%          --        0.01%
MFS(R) Research International Portfolio...........    0.69%          --        0.07%
Morgan Stanley Mid Cap Growth Portfolio...........    0.64%          --        0.05%
Oppenheimer Global Equity Portfolio...............    0.66%          --        0.08%
PIMCO Inflation Protected Bond Portfolio..........    0.47%          --        0.09%
PIMCO Total Return Portfolio......................    0.48%          --        0.03%
SSGA Growth and Income ETF Portfolio..............    0.30%          --        0.01%
SSGA Growth ETF Portfolio.........................    0.31%          --        0.03%
T. Rowe Price Mid Cap Growth Portfolio............    0.75%          --        0.03%
WMC Large Cap Research Portfolio..................    0.57%          --        0.03%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.....    0.79%          --        0.08%
Barclays Aggregate Bond Index Portfolio...........    0.25%          --        0.03%
BlackRock Bond Income Portfolio...................    0.32%          --        0.03%
BlackRock Capital Appreciation Portfolio..........    0.69%          --        0.02%
BlackRock Large Cap Value Portfolio...............    0.63%          --        0.02%
BlackRock Money Market Portfolio..................    0.34%          --        0.03%
Frontier Mid Cap Growth Portfolio.................    0.71%          --        0.05%
Jennison Growth Portfolio.........................    0.59%          --        0.03%
Loomis Sayles Small Cap Core Portfolio............    0.90%          --        0.06%
Loomis Sayles Small Cap Growth Portfolio..........    0.90%          --        0.05%
Met/Artisan Mid Cap Value Portfolio...............    0.81%          --        0.03%
MetLife Asset Allocation 20 Portfolio.............    0.09%          --        0.03%
MetLife Asset Allocation 40 Portfolio.............    0.06%          --          --
MetLife Asset Allocation 60 Portfolio.............    0.05%          --          --
MetLife Asset Allocation 80 Portfolio.............    0.05%          --        0.01%
MetLife Mid Cap Stock Index Portfolio.............    0.25%          --        0.05%
MetLife Stock Index Portfolio.....................    0.25%          --        0.02%
MFS(R) Total Return Portfolio.....................    0.55%          --        0.05%
MFS(R) Value Portfolio............................    0.70%          --        0.02%
MSCI EAFE(R) Index Portfolio......................    0.30%          --        0.10%
Neuberger Berman Genesis Portfolio................    0.80%          --        0.03%
Russell 2000(R) Index Portfolio...................    0.25%          --        0.07%
T. Rowe Price Large Cap Growth Portfolio..........    0.60%          --        0.03%
T. Rowe Price Small Cap Growth Portfolio..........    0.47%          --        0.04%
Western Asset Management Strategic
 Bond Opportunities Portfolio.....................    0.59%          --        0.06%



                                                     ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                    FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                       AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                        EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------------- ----------- ----------- --------------- -----------
ClearBridge Aggressive Growth Portfolio...........   --          0.57%     0.01%             0.56%
Harris Oakmark International Portfolio............   --          0.83%     0.02%             0.81%
Invesco Mid Cap Value Portfolio................... 0.04%         0.73%     0.02%             0.71%
Invesco Small Cap Growth Portfolio................   --          0.87%     0.01%             0.86%
Lord Abbett Bond Debenture Portfolio..............   --          0.55%     0.01%             0.54%
MetLife Asset Allocation 100 Portfolio............ 0.68%         0.76%       --              0.76%
MFS(R) Research International Portfolio...........   --          0.76%     0.06%             0.70%
Morgan Stanley Mid Cap Growth Portfolio...........   --          0.69%     0.01%             0.68%
Oppenheimer Global Equity Portfolio...............   --          0.74%     0.06%             0.68%
PIMCO Inflation Protected Bond Portfolio..........   --          0.56%     0.01%             0.55%
PIMCO Total Return Portfolio......................   --          0.51%     0.04%             0.47%
SSGA Growth and Income ETF Portfolio.............. 0.22%         0.53%       --              0.53%
SSGA Growth ETF Portfolio......................... 0.24%         0.58%       --              0.58%
T. Rowe Price Mid Cap Growth Portfolio............   --          0.78%       --              0.78%
WMC Large Cap Research Portfolio..................   --          0.60%     0.05%             0.55%
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock Portfolio.....   --          0.87%     0.12%             0.75%
Barclays Aggregate Bond Index Portfolio...........   --          0.28%     0.00%             0.28%
BlackRock Bond Income Portfolio...................   --          0.35%     0.00%             0.35%
BlackRock Capital Appreciation Portfolio..........   --          0.71%     0.06%             0.65%
BlackRock Large Cap Value Portfolio...............   --          0.65%     0.03%             0.62%
BlackRock Money Market Portfolio..................   --          0.37%     0.02%             0.35%
Frontier Mid Cap Growth Portfolio.................   --          0.76%     0.01%             0.75%
Jennison Growth Portfolio.........................   --          0.62%     0.08%             0.54%
Loomis Sayles Small Cap Core Portfolio............ 0.07%         1.03%     0.08%             0.95%
Loomis Sayles Small Cap Growth Portfolio..........   --          0.95%     0.09%             0.86%
Met/Artisan Mid Cap Value Portfolio...............   --          0.84%       --              0.84%
MetLife Asset Allocation 20 Portfolio............. 0.52%         0.64%     0.02%             0.62%
MetLife Asset Allocation 40 Portfolio............. 0.56%         0.62%       --              0.62%
MetLife Asset Allocation 60 Portfolio............. 0.60%         0.65%       --              0.65%
MetLife Asset Allocation 80 Portfolio............. 0.65%         0.71%       --              0.71%
MetLife Mid Cap Stock Index Portfolio............. 0.01%         0.31%     0.00%             0.31%
MetLife Stock Index Portfolio.....................   --          0.27%     0.01%             0.26%
MFS(R) Total Return Portfolio.....................   --          0.60%       --              0.60%
MFS(R) Value Portfolio............................   --          0.72%     0.14%             0.58%
MSCI EAFE(R) Index Portfolio...................... 0.01%         0.41%     0.00%             0.41%
Neuberger Berman Genesis Portfolio................   --          0.83%     0.00%             0.83%
Russell 2000(R) Index Portfolio................... 0.05%         0.37%     0.01%             0.36%
T. Rowe Price Large Cap Growth Portfolio..........   --          0.63%     0.02%             0.61%
T. Rowe Price Small Cap Growth Portfolio..........   --          0.51%       --              0.51%
Western Asset Management Strategic
 Bond Opportunities Portfolio.....................   --          0.65%     0.04%             0.61%

                                                              DISTRIBUTION
                                                                 AND/OR
                                                 MANAGEMENT      SERVICE       OTHER
ELIGIBLE FUND                                        FEE      (12B-1) FEES   EXPENSES
----------------------------------------------- ------------ -------------- ----------
Western Asset Management
 U.S. Government Portfolio.....................    0.47%          --          0.02%
WMC Balanced Portfolio.........................    0.46%          --          0.07%
WMC Core Equity Opportunities Portfolio........    0.70%          --          0.03%



                                                  ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                                 FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                    AND      OPERATING      EXPENSE      OPERATING
ELIGIBLE FUND                                     EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
----------------------------------------------- ----------- ----------- --------------- -----------
Western Asset Management
 U.S. Government Portfolio.....................     --        0.49%         0.01%         0.48%
WMC Balanced Portfolio.........................     --        0.53%         0.00%         0.53%
WMC Core Equity Opportunities Portfolio........     --        0.73%         0.11%         0.62%


     The information shown in the table above was provided by the Eligible Funds and we have not independently verified that information. Net Total Annual Operating Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the Eligible Fund's 2015 prospectus. "0.00%" in the Fee Waiver and/or Expense Reimbursement column indicates that there is such an arrangement in effect for the Eligible Fund, but that the expenses of the Eligible Fund are below the level that would trigger the waiver or reimbursement. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the Eligible Fund's board of directors or trustees, are not shown.


     Certain Eligible Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Eligible Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

     An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the Portfolio. During extended periods of low interest rates, the yields of the Sub-Account investing in the BlackRock Money Market Portfolio may become extremely low and possibly negative.

     Fidelity(R) Variable Insurance Products and the American Funds Insurance Series(R) are not affiliated with NELICO.


            THE COMPANY, THE VARIABLE ACCOUNT AND THE ELIGIBLE FUNDS


THE ELIGIBLE FUNDS

     Each Sub-Account of the Variable Account invests in a corresponding Eligible Fund. Each Eligible Fund is part of an open-end management investment company, more commonly known as a mutual fund, that serves as an investment vehicle for variable life insurance and variable annuity separate accounts of various insurance companies. The mutual funds that offer the Eligible Funds are the Metropolitan Series Fund, the Met Investors Series Trust, the Variable Insurance Products Fund and the American Funds Insurance Series. Each of these mutual funds has an investment adviser responsible for overall management of the fund. Some investment advisers have contracted with sub-advisers to make the day-to-day investment decisions for the Eligible Funds.

     The adviser, sub-adviser and investment objective of each Eligible Fund are as follows:


ELIGIBLE FUND                          INVESTMENT OBJECTIVE                        INVESTMENT ADVISER/SUBADVISER
------------------------------------   -----------------------------------------   --------------------------------
AMERICAN FUNDS INSURANCE SERIES(R)
 -- CLASS 2
American Funds Bond Fund               Seeks as high a level of current income     Capital Research and Management
                                       as is consistent with the preservation      Company
                                       of capital.
American Funds Global Small            Seeks long-term growth of capital.          Capital Research and Management
 Capitalization Fund                                                               Company
American Funds Growth Fund             Seeks growth of capital.                    Capital Research and Management
                                                                                   Company
American Funds Growth-Income Fund      Seeks long-term growth of capital and       Capital Research and Management
                                       income.                                     Company

ELIGIBLE FUND                               INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
-----------------------------------------   ------------------------------------------   -------------------------------------
FIDELITY(R) VARIABLE INSURANCE
 PRODUCTS -- INITIAL CLASS
Equity-Income Portfolio                     Seeks reasonable income. The fund            Fidelity Management & Research
                                            will also consider the potential for         Company
                                            capital appreciation. The fund's goal is     Subadviser: FMR Co., Inc.
                                            to achieve a yield which exceeds the
                                            composite yield on the securities
                                            comprising the S&P 500(R) Index.
MET INVESTORS SERIES TRUST --
 CLASS A
Clarion Global Real Estate Portfolio        Seeks total return through investment        MetLife Advisers, LLC
                                            in real estate securities, emphasizing       Subadviser: CBRE Clarion Securities
                                            both capital appreciation and current        LLC
                                            income.
ClearBridge Aggressive Growth               Seeks capital appreciation.                  MetLife Advisers, LLC
 Portfolio                                                                               Subadviser: ClearBridge Investments,
                                                                                         LLC
Harris Oakmark International Portfolio      Seeks long-term capital appreciation.        MetLife Advisers, LLC
                                                                                         Subadviser: Harris Associates L.P.
Invesco Mid Cap Value Portfolio             Seeks high total return by investing in      MetLife Advisers, LLC
                                            equity securities of mid-sized               Subadviser: Invesco Advisers, Inc.
                                            companies.
Invesco Small Cap Growth Portfolio          Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                         Subadviser: Invesco Advisers, Inc.
Lord Abbett Bond Debenture Portfolio        Seeks high current income and the            MetLife Advisers, LLC
                                            opportunity for capital appreciation to      Subadviser: Lord, Abbett & Co. LLC
                                            produce a high total return.
MetLife Asset Allocation 100 Portfolio      Seeks growth of capital.                     MetLife Advisers, LLC
MFS(R) Research International Portfolio     Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                         Subadviser: Massachusetts Financial
                                                                                         Services Company
Morgan Stanley Mid Cap Growth               Seeks capital appreciation.                  MetLife Advisers, LLC
 Portfolio                                                                               Subadviser: Morgan Stanley
                                                                                         Investment Management Inc.
Oppenheimer Global Equity Portfolio         Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                         Subadviser: OppenheimerFunds, Inc.
PIMCO Inflation Protected Bond              Seeks maximum real return, consistent        MetLife Advisers, LLC
 Portfolio                                  with preservation of capital and             Subadviser: Pacific Investment
                                            prudent investment management.               Management Company LLC
PIMCO Total Return Portfolio                Seeks maximum total return,                  MetLife Advisers, LLC
                                            consistent with the preservation of          Subadviser: Pacific Investment
                                            capital and prudent investment               Management Company LLC
                                            management.
SSGA Growth and Income ETF Portfolio        Seeks growth of capital and income.          MetLife Advisers, LLC
                                                                                         Subadviser: SSGA Funds Management,
                                                                                         Inc.

ELIGIBLE FUND                              INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
----------------------------------------   ------------------------------------------   --------------------------------------
SSGA Growth ETF Portfolio                  Seeks growth of capital.                     MetLife Advisers, LLC
                                                                                        Subadviser: SSGA Funds Management,
                                                                                        Inc.
T. Rowe Price Mid Cap Growth Portfolio     Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: T. Rowe Price Associates,
                                                                                        Inc.
WMC Large Cap Research Portfolio           Seeks long-term capital appreciation.        MetLife Advisers, LLC
                                                                                        Subadviser: Wellington Management
                                                                                        Company LLP
METROPOLITAN SERIES FUND -- CLASS A
Baillie Gifford International Stock        Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: Baillie Gifford Overseas
                                                                                        Limited
Barclays Aggregate Bond Index              Seeks to track the performance of the        MetLife Advisers, LLC
 Portfolio                                 Barclays U.S. Aggregate Bond Index.          Subadviser: MetLife Investment
                                                                                        Management, LLC
BlackRock Bond Income Portfolio            Seeks a competitive total return             MetLife Advisers, LLC
                                           primarily from investing in                  Subadviser: BlackRock Advisors, LLC
                                           fixed-income securities.
BlackRock Capital Appreciation             Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: BlackRock Advisors, LLC
BlackRock Large Cap Value Portfolio        Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: BlackRock Advisors, LLC
BlackRock Money Market Portfolio           Seeks a high level of current income         MetLife Advisers, LLC
                                           consistent with preservation of capital.     Subadviser: BlackRock Advisors, LLC
Frontier Mid Cap Growth Portfolio          Seeks maximum capital appreciation.          MetLife Advisers, LLC
                                                                                        Subadviser: Frontier Capital
                                                                                        Management Company, LLC
Jennison Growth Portfolio                  Seeks long-term growth of capital.           MetLife Advisers, LLC
                                                                                        Subadviser: Jennison Associates LLC
Loomis Sayles Small Cap Core Portfolio     Seeks long-term capital growth from          MetLife Advisers, LLC
                                           investments in common stocks or              Subadviser: Loomis, Sayles &
                                           other equity securities.                     Company, L.P.
Loomis Sayles Small Cap Growth             Seeks long-term capital growth.              MetLife Advisers, LLC
 Portfolio                                                                              Subadviser: Loomis, Sayles &
                                                                                        Company, L.P.
Met/Artisan Mid Cap Value Portfolio        Seeks long-term capital growth.              MetLife Advisers, LLC
                                                                                        Subadviser: Artisan Partners Limited
                                                                                        Partnership
MetLife Asset Allocation 20 Portfolio      Seeks a high level of current income,        MetLife Advisers, LLC
                                           with growth of capital as a secondary
                                           objective.
MetLife Asset Allocation 40 Portfolio      Seeks high total return in the form of       MetLife Advisers, LLC
                                           income and growth of capital, with a
                                           greater emphasis on income.

ELIGIBLE FUND                             INVESTMENT OBJECTIVE                         INVESTMENT ADVISER/SUBADVISER
---------------------------------------   ------------------------------------------   --------------------------------------
MetLife Asset Allocation 60 Portfolio     Seeks a balance between a high level         MetLife Advisers, LLC
                                          of current income and growth of
                                          capital, with a greater emphasis on
                                          growth of capital.
MetLife Asset Allocation 80 Portfolio     Seeks growth of capital.                     MetLife Advisers, LLC
MetLife Mid Cap Stock Index Portfolio     Seeks to track the performance of the        MetLife Advisers, LLC
                                          Standard & Poor's MidCap 400(R)              Subadviser: MetLife Investment
                                          Composite Stock Price Index.                 Management, LLC
MetLife Stock Index Portfolio             Seeks to track the performance of the        MetLife Advisers, LLC
                                          Standard & Poor's 500(R) Composite           Subadviser: MetLife Investment
                                          Stock Price Index.                           Management, LLC
MFS(R) Total Return Portfolio             Seeks a favorable total return through       MetLife Advisers, LLC
                                          investment in a diversified portfolio.       Subadviser: Massachusetts Financial
                                                                                       Services Company
MFS(R) Value Portfolio                    Seeks capital appreciation.                  MetLife Advisers, LLC
                                                                                       Subadviser: Massachusetts Financial
                                                                                       Services Company
MSCI EAFE(R) Index Portfolio              Seeks to track the performance of the        MetLife Advisers, LLC
                                          MSCI EAFE(R) Index.                          Subadviser: MetLife Investment
                                                                                       Management, LLC
Neuberger Berman Genesis Portfolio        Seeks high total return, consisting          MetLife Advisers, LLC
                                          principally of capital appreciation.         Subadviser: Neuberger Berman
                                                                                       Management LLC
Russell 2000(R) Index Portfolio           Seeks to track the performance of the        MetLife Advisers, LLC
                                          Russell 2000(R) Index.                       Subadviser: MetLife Investment
                                                                                       Management, LLC
T. Rowe Price Large Cap Growth            Seeks long-term growth of capital.           MetLife Advisers, LLC
 Portfolio                                                                             Subadviser: T. Rowe Price Associates,
                                                                                       Inc.
T. Rowe Price Small Cap Growth            Seeks long-term capital growth.              MetLife Advisers, LLC
 Portfolio                                                                             Subadviser: T. Rowe Price Associates,
                                                                                       Inc.
Western Asset Management Strategic        Seeks to maximize total return               MetLife Advisers, LLC
 Bond Opportunities Portfolio             consistent with preservation of capital.     Subadviser: Western Asset
                                                                                       Management Company
Western Asset Management                  Seeks to maximize total return               MetLife Advisers, LLC
 U.S. Government Portfolio                consistent with preservation of capital      Subadviser: Western Asset
                                          and maintenance of liquidity.                Management Company
WMC Balanced Portfolio                    Seeks long-term capital appreciation         MetLife Advisers, LLC
                                          with some current income.                    Subadviser: Wellington Management
                                                                                       Company LLP
WMC Core Equity Opportunities             Seeks to provide a growing stream of         MetLife Advisers, LLC
 Portfolio                                income over time and, secondarily,           Subadviser: Wellington Management
                                          long-term capital appreciation and           Company LLP
                                          current income.


FOR MORE INFORMATION REGARDING THE ELIGIBLE FUNDS AND THEIR INVESTMENT ADVISERS AND SUB-ADVISERS, SEE THE ELIGIBLE FUND PROSPECTUSES AND THEIR STATEMENTS OF ADDITIONAL INFORMATION, WHICH YOU CAN OBTAIN BY CALLING 1-800-388-4000.

     The Eligible Funds' investment objectives may not be met. The investment objectives and policies of certain Eligible Funds are similar to the investment objectives and policies of other funds that may be managed by the same investment adviser or sub-adviser. The investment results of the Eligible Funds may be higher or lower than the results of these funds. There is no assurance, and no representation is made, that the investment results of any of the Eligible Funds will be comparable to the investment results of any other fund.


SHARE CLASSES OF THE ELIGIBLE FUNDS

     The Eligible Funds offer various classes of shares, each of which has a different level of expenses. The prospectuses for the Eligible Funds may provide information for share classes that are not available through the Policy. When you consult the prospectus for any Eligible Fund, you should be careful to refer to only the information regarding the class of shares that is available through the Policy. For the Metropolitan Series Fund and the Met Investors Series Trust, we offer Class A shares only, for Fidelity Variable Insurance Products we offer Initial Class shares only, and for the American Funds Insurance Series we offer Class 2 shares only.


CERTAIN PAYMENTS WE RECEIVE WITH REGARD TO THE ELIGIBLE FUNDS

     An investment adviser (other than our affiliate MetLife Advisers, LLC) or subadviser of an Eligible Fund, or its affiliates, may make payments to us and/or certain of our affiliates. These payments may be used for a variety of purposes, including payment of expenses for certain administrative, marketing, and support services with respect to the Policies and, in the Company's role as an intermediary, with respect to the Eligible Funds. The Company and its affiliates may profit from these payments. These payments may be derived, in whole or in part, from the advisory fee deducted from Eligible Fund assets. Policy Owners, through their indirect investment in the Eligible Funds, bear the costs of these advisory fees (see the Eligible Funds' prospectuses for more information). The amount of the payments we receive is based on a percentage of assets of the Eligible Funds attributable to the Policies and certain other variable insurance products that we and our affiliates issue. These percentages differ and some advisers or subadvisers (or other affiliates) may pay us more than others. These percentages currently range up to 0.50%.

     Additionally, an investment adviser or subadviser of an Eligible Fund or its affiliates may provide us with wholesaling services that assist in the distribution of the Policies and may pay us and/or certain of our affiliates amounts to participate in sales meetings. These amounts may be significant and may provide the adviser or subadviser (or their affiliate) with increased access to persons involved in the distribution of the Policies.

     We and/or certain of our affiliated insurance companies have joint ownership interests in our affiliated investment adviser MetLife Advisers, LLC, which is formed as a "limited liability company". Our ownership interests in MetLife Advisers, LLC entitle us to profit distributions if the adviser makes a profit with respect to the advisory fees it receives from the Eligible Funds. We will benefit accordingly from assets allocated to the Eligible Funds to the extent they result in profits to the adviser. (See "Fee Table--Eligible Funds Fees and Expenses" for information on the management fees paid by the Eligible Funds and the Statement of Additional Information for the Eligible Funds for information on the management fees paid by the adviser to the subadvisers.)

     Certain Eligible Funds have adopted a Distribution Plan under Rule 12b-1 of the Investment Company Act of 1940. An Eligible Fund's 12b-1 Plan, if any, is described in more detail in the Eligible Fund's prospectus. (See "Fee Table--Eligible Fund Fees and Expenses" and "Distribution of the Policies.") Any payments we receive pursuant to those 12b-1 Plans are paid to us or our distributor. Payments under an Eligible Fund's 12b-1 Plan decrease the Eligible Fund's investment return.


                           COMMUNICATION AND PAYMENTS

     We will treat your request for a Policy transaction, or your submission of a payment, as received by us if we receive a request conforming to our administrative procedures or a payment at our Designated Office before the close of regular trading on the New York Stock Exchange on that day (usually 4:00 p.m. Eastern Time). If we receive it after that time, or if the New York Stock Exchange is not open that day, then we will treat it as received on the next day when the New York Stock Exchange is open. These rules apply regardless of the reason we did not receive your request by the close of regular trading on the New York Stock Exchange--even if due to our delay (such as a delay in answering your telephone call).

     For Zenith Survivorship Life 2002, Zenith Survivorship Life Plus and Zenith Survivorship Life Policies only, the Designated Office for various Policy transactions is as follows:


      Premium Payments................................................   New England Life Insurance Company
                                                                         P.O. Box 371499
                                                                         Pittsburgh, PA 15250-7499
      Payment Inquiries and Correspondence............................   New England Life Insurance Company
                                                                         P.O. Box 323
                                                                         Warwick, RI 02887-0323
      Beneficiary and Ownership Changes...............................   New England Life Insurance Company
                                                                         P.O. Box 541
                                                                         Warwick, RI 02887-0541
      Surrenders, Loans, Withdrawals and Sub-Account Transfers........   New England Life Insurance Company
                                                                         P.O. Box 543
                                                                         Warwick, RI 02887-0543
      Death Claims....................................................   New England Life Insurance Company
                                                                         P.O. Box 353
                                                                         Warwick, RI 02887-0353
      Sub-Account Transfers by Telephone..............................   (800) 200-2214
      All Other Telephone Transactions and Inquiries..................   (800) 388-4000

     For Enterprise Executive Advantage, Zenith Executive Advantage 2000 and Zenith Executive Advantage Plus Policies only, the Designated Office for the various Policy transactions is as follows:


      Renewal Premium Payments........................................   New England Life Insurance Company
                                                                         75 Remittance Drive, Suite 1672
                                                                         Chicago, IL 60675-1672
      Surrenders, Loans, Withdrawals and Sub-Account Transfers........   MetLife
                                                                         NEF COLI - 3 EAST
                                                                         300 Davidson Avenue
                                                                         Somerset, NJ 08873
                                                                         (888) 458-2654
      Death Claims....................................................   MetLife
                                                                         NEF COLI - 3 EAST
                                                                         300 Davidson Avenue
                                                                         Somerset, NJ 08873
                                                                         (888) 458-2654
      All Other Policy Transactions and Inquiries.....................   MetLife
                                                                         NEF COLI - 3 EAST
                                                                         300 Davidson Avenue
                                                                         Somerset, NJ 08873
                                                                         (888) 458-2654

     You may request an account transfer or reallocation of future premiums by written request (which may be telecopied) to our Designated Office, by telephoning us, or (except for Zenith Survivorship Life 2002, Zenith Survivorship Life Plus and Zenith Survivorship Life Policies) over the Internet (subject to our restrictions on frequent transfers). To request a transfer or reallocation by telephone, you should contact your registered representative or contact us at (800) 200-2214. To request a transfer or reallocation over the Internet, you may log on to our website at www.metlife.com. We use reasonable procedures to confirm that instructions communicated by telephone, facsimile or Internet are genuine. Any telephone, facsimile or Internet instructions that we reasonably believe to be genuine will be your responsibility, including losses arising from any errors in the communication of instructions. However, because telephone and Internet transactions may be available to anyone who provides certain information about you and your Policy, you should protect that information. We may not be able to verify that you are the person providing telephone or Internet instructions, or that you have authorized any such person to act for you.

     Telephone, facsimile, and computer systems (including the Internet) may not always be available. Any telephone, facsimile, or computer system, whether it is yours, your service provider's, your registered representative's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you are experiencing problems, you should make your request by writing to our Designated Office.

     If you send your premiums or transaction requests to an address other than the one we have designated for receipt of such premiums or requests, we may return the premium to you, or there may be a delay in applying the premium or transaction to your Policy.


CYBERSECURITY

     Our variable life insurance business is largely conducted through digital communications and data storage networks and systems operated by us and our service providers or other business partners (e.g., the Eligible Funds and the firms involved in the distribution and sale of our variable life insurance policies). For example, many routine operations, such as processing Policy Owners' requests and day-to-day record keeping, are all executed through computer networks and systems.

     We have established administrative and technical controls and a business continuity plan to protect our operations against cybersecurity breaches. Despite these protocols, a cybersecurity breach could have a material, negative impact on NELICO and the Variable Account, as well as Policy Owners and their Policies. Our operations also could be negatively affected by a cybersecurity breach at a third party, such as a governmental or regulatory authority or another participant in the financial markets.

     Cybersecurity breaches can be intentional or unintentional events, and can occur through unauthorized access to computer systems, networks or devices; infection from computer viruses or other malicious software code; or attacks that shut down, disable, slow or otherwise disrupt operations, business processes or website access or functionality. Cybersecurity breaches can interfere with our processing of Policy transactions, including the processing of transfer orders from our website or with the Eligible Funds; impact our ability to calculate cash value; cause the release and possible destruction of confidential Policy Owner or business information; or impede order processing or cause other operational issues. Although we continually make efforts to identify and reduce our exposure to cybersecurity risk, there is no guarantee that we will be able to successfully manage this risk at all times.



                               TAX CONSIDERATIONS


INTRODUCTION

     The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. The summary does not address state, local or foreign tax issues related to the Policy. This discussion is not intended as tax advice. Counsel or other competent tax advisers should be consulted for more complete information. This discussion is based upon our understanding of the present Federal income tax laws. No representation is made as to the likelihood of continuation of the present Federal income tax laws or as to how they may be interpreted by the Internal Revenue Service. It should be further understood that the following discussion is not exhaustive and that special rules not described herein may be applicable in certain situations.


TAX STATUS OF THE POLICY

     In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code ("Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we anticipate that the Policies will satisfy the applicable requirements. There is additional uncertainty however, with respect to Policies issued on a substandard risk or automatic issue basis and Policies with term riders added, and it is not clear whether such Policies will in all cases satisfy the applicable requirements. We may take appropriate steps to bring the Policy into compliance with applicable requirements, and we reserve the right to restrict Policy transactions in order to do so. The insurance proceeds payable on the death of the insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.

     In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Variable Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Variable Account assets.

     In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. It is intended that the Variable Account, through the Eligible Funds, will satisfy these diversification requirements. If Eligible Fund shares are sold directly to either non-qualified plans or to tax-qualified retirement plans that later lose their tax-qualified status, there may be adverse consequences under the diversification rules.

     The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.


TAX TREATMENT OF POLICY BENEFITS

     IN GENERAL--DEATH BENEFITS. The death benefit under a Policy should generally be excludible from the gross income of the beneficiary for Federal income tax purposes.

     In the case of employer-owned life insurance as defined in section 101(j) of the Code, the amount excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.

     The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.

     Federal, state and local transfer, and other tax consequences of ownership or receipt of ownership or receipt of Policy proceeds depend on the circumstances of each Policy Owner or beneficiary. A tax adviser should be consulted on these circumstances.

     Generally, the Policy Owner will not be deemed to be in constructive receipt of the Policy cash value until there is a distribution or a deemed distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy, the tax consequences depend on whether the Policy is classified as a Modified Endowment Contract ("MEC").

     MODIFIED ENDOWMENT CONTRACTS. Under the Code, certain life insurance contracts are classified as MECs with less favorable income tax treatment than other life insurance contracts. Due to the Policy's flexibility with respect to premium payments and benefits, each Policy's circumstances will determine whether the Policy is a MEC. In general a Policy will be classified as a MEC if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test". A Policy will fail the 7-pay test if at any time in the first seven Policy years, or seven years after a material change, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

     For single life Policies, if there is a reduction in the benefits under the Policy during the first seven Policy years, for example, as a result of a partial surrender, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. For survivorship Policies, if there is a reduction in the benefits under the Policy at any time, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced face amount. - If there is a "material change" in the Policy's benefits or other terms, even after the first seven Policy years, the Policy may have to be retested as if it were a newly issued Policy. A material change can occur, for example, when there is an increase in the death benefit which is due to the payment of an unnecessary premium. Unnecessary premiums are premiums paid into the Policy which are not needed in order to provide a death benefit equal to the lowest death benefit that was payable in the first seven Policy years. To prevent your Policy from becoming a MEC, it may be necessary to limit premium payments or to limit reductions in benefits. A current or prospective Policy Owner should consult a tax adviser to determine whether a Policy transaction will cause the Policy to be classified as a MEC.

     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM MODIFIED ENDOWMENT CONTRACTS. Policies classified as MECs are subject to the following tax rules:

       (1) All distributions other than death benefits, including distributions upon surrender and withdrawals, from a MEC will be treated first as distributions of gain taxable as ordinary income and as tax-free recovery of the Policy Owner's investment in the Policy only after all gain has been distributed.

       (2) Loans taken from or secured by a Policy classified as a MEC are treated as distributions and taxed accordingly.

       (3) A 10 percent additional income tax is imposed on the amount subject to tax except where the distribution or loan is made when the Policy Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Policy Owner or the joint lives (or joint life expectancies) of the Policy Owner and the Policy Owner's beneficiary. The foregoing exceptions generally do not apply to a Policy Owner which is a non-natural person, such as a corporation.

     If a Policy becomes a MEC, distributions that occur during the contract year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.


     DISTRIBUTIONS OTHER THAN DEATH BENEFITS FROM POLICIES THAT ARE NOT MODIFIED ENDOWMENT CONTRACTS.

Distributions other than death benefits from a Policy that is not classified as a MEC are generally treated first as a non-taxable recovery of the Policy Owner's investment in the Policy and only after the recovery of all investment in the Policy as gain taxable as ordinary income. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or in part as taxable income.

     Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. However, the tax consequences are less clear and a tax adviser should be consulted when the interest rate charged for a Policy loan equals the interest rate credited on the amount we hold as collateral for the loan.

     Finally, neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10 percent additional income tax.

     INVESTMENT IN THE POLICY. Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.

     POLICY LOANS. In general, interest on a Policy loan will not be deductible. If a Policy loan is outstanding when a Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly. A loan may also be taxed when a Policy is exchanged. Before taking out a Policy loan, you should consult a tax adviser as to the tax consequences.

     MULTIPLE POLICIES. All MECs that are issued by NELICO (or its affiliates) to the same Policy Owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the Policy Owner's income when a taxable distribution occurs.

     LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN
CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence.

     WITHHOLDING. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's Federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions. Recipients may be required to pay penalties under the estimated tax rules if withholding and estimated tax payments are insufficient.

     ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, if the insured possessed incidents of ownership in the Policy at the time of death, or if the insured made a gift transfer of the Policy within three years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.

     Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.

     Qualified tax advisers should be consulted concerning the estate, gift and other tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes. In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as adjusted for inflation) and a top tax rate of 40 percent.

     The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

     OTHER TAX CONSIDERATIONS. The tax consequences of continuing the Policy beyond the insured's 100th year are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the insured's 100th year.

     Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.

     With regard to -the suvivorship life insurance -Policies, the policy split rider permits a Policy to be split into two individual Policies. It is not clear whether exercising the policy split rider will be treated as a taxable -transaction or whether the individual Policies that result would be classified as Modified -Endowment -Contracts. -A competent tax adviser should be consulted before exercising the policy split rider.

     If a trustee under a pension or profit-sharing plan, or similar deferred compensation arrangement, owns a Policy, the Federal, state and estate tax consequences could differ. The amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan are limited. Providing excessive life insurance coverage in a retirement plan will have adverse tax consequences. The inclusion of riders, such as waiver of premium riders, may also have adverse tax consequences. Therefore, it is important to discuss with your tax adviser the suitability of the Policy, including the suitability of coverage amounts and Policy riders, before any purchase by a retirement plan. Any proposed distribution or sale of a Policy by a retirement plan will also need to be discussed with a tax adviser. The current cost of insurance for the net amount at risk is treated as a "current fringe benefit" and must be included annually in the plan participant's gross income. If the plan participant dies while covered by the plan and the Policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the cash value is not income taxable. However, the cash value will generally be taxable to the extent it exceeds the participant's cost basis in the Policy. Policies owned under these types of plans may be subject to restrictions under the Employee Retirement Income Security Act of 1974 ("ERISA"). You should consult a qualified adviser regarding ERISA.

     Department of Labor ("DOL") regulations impose requirements for participant loans under retirement plans covered by ERISA. Plan loans must also satisfy tax requirements to be treated as nontaxable. Plan loan requirements and provisions may differ from the Policy loan provisions. Failure of plan loans to comply with the requirements and provisions of the DOL regulations and of tax law may result in adverse tax consequences and/or adverse consequences under ERISA. Plan fiduciaries and participants should consult a qualified adviser before requesting a loan under a Policy held in connection with a retirement plan.

     Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. In the case of a business owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and the notice and consent requirement is satisfied, as discussed above. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser.

     Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.

     GUIDANCE ON SPLIT DOLLAR PLANS. The IRS has issued guidance on split dollar insurance plans. A tax adviser should be consulted with respect to this guidance if you have purchased or are considering the purchase of a Policy for a split dollar insurance plan. If your Policy is part of an equity split-dollar arrangement taxed under the economic benefit regime, there is a risk that some portion of the Policy cash value may be taxed prior to any Policy distribution. If your split-dollar plan provides deferred compensation, specific tax rules governing deferred compensation arrangements may apply. Failure to adhere to these rules will result in adverse tax consequences.

     In addition, the Sarbanes-Oxley Act of 2002, which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending, directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.

     Although the prohibition on loans generally took effect as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.

     CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax, if the Policy Owner is subject to that tax.

     LIFE INSURANCE PURCHASES BY RESIDENTS OF PUERTO RICO. In Rev. Rul. 2004-75, 2004-31 I.R.B. 109, the Internal Revenue Service announced that income received by residents of Puerto Rico under life insurance contracts issued by a Puerto Rico branch of a United States life insurance company is U.S. source income that is generally subject to United States Federal income tax.

     POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


NELICO'S INCOME TAXES

     TAX CREDITS AND DEDUCTIONS. NELICO may be entitled to certain tax benefits related to the assets of the Variable Account. These tax benefits, which may include foreign tax credits and corporate dividend received deductions, are not passed back to the Variable Account or to Policy Owners since NELICO is the owner of the assets from which the tax benefits are derived.

     OTHER TAX CONSIDERATIONS. Under current Federal income tax law, NELICO is not taxed on the Variable Account's operations. Thus, currently we do not deduct a charge from the Variable Account for Federal income taxes. We reserve the right to charge the Variable Account for any future Federal income taxes we may incur.


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


     Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.


                     RESTRICTIONS ON FINANCIAL TRANSACTIONS

     Applicable laws designed to counter terrorism and prevent money laundering might, in certain circumstances, require us to reject a premium payment and/or block or "freeze" your Policy. If these laws apply in a particular situation, we would not be allowed to process any request for withdrawals, surrenders, loans or death benefits, make transfers, or continue making payments under your death benefit option until instructions are received from the appropriate regulator. We also may be required to provide additional information about you or your Policy to government regulators.


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